Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ronson Corporation (the "Company"), certifies that:

      (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   August 19, 2009                  /s/ Joel Getzler
                                         ---------------------------------------
                                          Joel Getzler
                                         Chief Restructuring Officer


Date:   August 19, 2009                  /s/ Daryl K. Holcomb
                                         ---------------------------------------
                                         Daryl K. Holcomb
                                         Vice President, Chief Financial Officer
                                         and Controller



       This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.



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